EXHIBIT 10 (a)

                               KNIGHT-RIDDER, INC.

                           EMPLOYEE STOCK OPTION PLAN

                      (As amended through October 24, 2000)


1.       PURPOSE

                  The purpose of this Stock Option Plan (hereinafter referred to as the "Plan") is to attract and retain key employees of Knight-Ridder, Inc. (hereinafter referred to as the "Company") and its subsidiaries, by the grant of options and stock appreciation rights.

                  "Subsidiaries" as used herein shall mean corporations (other than Knight-Ridder, Inc.) or partnerships in an unbroken chain of corporations and/or partnerships beginning with Knight-Ridder, Inc. if, at the time of the granting of the option or stock appreciation right, each of the corporations and partnerships other than the last corporation or partnership in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in a corporation in such chain or at least a 50% partnership interest in such chain.

                  The term "fair market value" of a share of common stock as of any date shall be the mean between the highest and lowest sales price of a share of common stock on the date in question as reported on the composite tape for issues listed on the New York Stock Exchange. If no transaction was reported on the composite tape in the common stock on such date, the prices used shall be the prices reported on the nearest day preceding the date in question. If the common stock is not then quoted on the composite tape, "fair market value" shall be the closing sales price or the mean between the closing bid and asked prices on the date in question, as applicable, as furnished by any member firm of the New York Stock Exchange selected from time to time for that purpose by the Compensation Committee.

                  The term "incentive stock option" shall mean an option described in Section 422(b) of the Internal Revenue Code of 1986, as amended.

2.       ADMINISTRATION OF THE PLAN

                  The Plan shall be administered by a committee as appointed from time to time by the Board of Directors of the Company, which committee shall consist of not less than three (3) members of such Board of Directors, all of whom shall be "nonemployee directors" within the meaning of Rule 16b-3 promulgated under the Securities Exchange Act of 1934. Said committee shall be called the "Compensation Committee."

                  In administering the Plan, the Compensation Committee may adopt rules and regulations for carrying out the Plan. The interpretation and decision with regard to any question arising under the Plan made by the Committee shall, unless overruled or modified by the Board of Directors of the Company, be final and conclusive on all employees of the Company and its subsidiaries participating or eligible to participate in the Plan.

3.       STOCK

                  The stock which may be issued and sold pursuant to the exercise of options or stock appreciation rights granted under the Plan may be authorized and unissued common stock or shares of common stock reacquired by the Company and held in treasury of a total number not exceeding 39,200,000 shares.

                  The shares deliverable under the Plan shall be fully paid and nonassessable shares. Any shares, in respect of which an option is granted under the Plan which shall have for any reason expired or terminated, may be again allotted under the Plan. Any shares covered by options which have been canceled by reason of the exercise of related stock appreciation rights as provided in the immediately following paragraph or which are used to exercise other options or to satisfy tax withholding obligations shall not be available for other options under the Plan.

                  The exercise of options with respect to which stock appreciation rights shall have been granted shall cause a corresponding cancellation of such stock appreciation rights, and the exercise of stock appreciation rights issued in respect of options shall cause a corresponding cancellation of such options.

                  Each option and stock appreciation right granted under the Plan shall be subject to the requirement and condition that if the Board of Directors shall determine that the listing, registration or qualification upon any securities exchange or under any state or federal law, or the approval or consent of any governmental body is necessary or desirable as a condition of granting such option or stock appreciation right, or the issue or purchase of any shares thereunder, then no such option or stock appreciation right may be exercised in whole or in part unless or until such listing, registration, qualification, approval or consent has been obtained, free of any conditions which are not acceptable to the Board of Directors of the Company.

4.       ELIGIBILITY

                  Options and stock appreciation rights will be granted only to persons who are employees of the Company and its subsidiaries (including officers and directors except for persons acting as directors only). The Compensation and Corporate Governance Committee of the Board of Directors of the Company shall determine in its sole discretion the employees to be granted options, the number of shares subject to each option, the employees to be granted stock appreciation rights and the options with respect to which such stock appreciation rights shall be granted. Subject to the provisions of Section 13 of the Plan, the maximum number of shares with respect to which options or stock appreciation rights, or a combination thereof, may be granted under the Plan to any person in any calendar year is 300,000.

5.       PRICE

                  The purchase price under each option shall be determined by the Compensation Committee subject to approval by the Board of Directors of the Company, but such price shall not be less than one hundred percent (100%) of the fair market value of the common stock at the time such option is granted.

6.       THE PERIOD OF THE OPTION AND THE EXERCISE OF THE SAME

                  Each option granted under the Plan shall expire no later than ten (10) years from the date such option is granted, but the Compensation Committee may prescribe a shorter period for any individual option or options.

                  The shares subject to the option may be purchased from time to time during the option period, subject to any waiting period or vesting schedule the Compensation Committee may specify for any individual option or options.

                  In order to exercise the option or any part thereof, the employee shall give notice in writing to the Company of his or her intention to purchase all or part of the shares subject to the option, and in said notice the employee shall set forth the number of shares as to which he or she desires to exercise such option, and shall pay for such shares at the time of exercise of such option. Such payment may be made in such manner as the Compensation Committee may specify, which may include cash, delivery to the Company of shares of common stock of the Company, delivery of proceeds of the sale of the option shares by the Company's designated broker on behalf of the employee, and any other manner permitted by law specified by the Committee. At the time of granting an option, the Committee may impose conditions on the right to exercise an option.

                  Except as specified in Sections 10 and 11 below, no option may be exercised except by the Optionee personally while the Optionee e is in the employ of the Company or its subsidiaries.

                  No Optionee or his or her legal representative, legatees or distributees, as the case may be, shall be or have any of the rights and privileges of a shareholder of the Company by reason of such option unless and until the shares are issued to him or her under the terms of the Plan.

7.       MERGER; REORGANIZATION; ACCELERATION

                  In the event that the Company is a party to a merger or other reorganization, outstanding Options shall be subject to the agreement of merger or reorganization. Such agreement may provide, without limitation, for the assumption of outstanding Options by the surviving corporation, or a parent or subsidiary of such corporation ("Successor Corporation"), for their continuation by the Company (if the Company is a surviving corporation), for accelerated vesting or for their cancellation with or without consideration, in all cases without the consent of the Optionee.

                  Upon a Change in Control, all Options granted under the Plan and held by Optionees whose employment with the Company has not terminated shall vest and become exercisable as to all Shares subject to such Option in accordance with the following provisions:

                  (i) If any of the Optionee's outstanding Options are assumed or an equivalent option is substituted by a Successor Corporation, or if any of the Optionee's outstanding Options are continued by the Company (if the Company is a surviving corporation), then the entire unvested portion of any Option shall remain subject to the vesting schedule in effect for such Option immediately prior to the Change in Control; UNLESS, within one year of the Change in Control, (A) the Optionee is terminated without cause (as provided in Section 10), or
         (B) the Optionee Resigns for Good Reason, in which case, the entire unvested portion of any Option shall be deemed to have vested and become fully exercisable immediately prior to any such termination or resignation.

                  (ii) If any of the Optionee's outstanding options are not assumed or an equivalent option is not substituted by the Successor Corporation, and if any of the Optionee's outstanding Options are not continued by the Company (if the Company is a surviving corporation), all of the then unvested portion of the Option shall be deemed to have vested immediately prior to the Change in Control.

                  "Change in Control" means the occurrence of any of the following:

                  (i) The consummation of a merger or consolidation of the Company with or into another entity or any other corporate reorganization, if more than 65% of the combined voting power of the continuing or surviving entity's securities outstanding immediately after such merger, consolidation or other reorganization is owned by persons who were not stockholders of the Company immediately prior to such merger, consolidation or other reorganization;

                  (ii) The sale, transfer or other disposition of all or substantially all of the Company's assets;

                  (iii) A change in the composition of the Board of Directors of the Company, as a result of which fewer that one-half of the incumbent directors are directors who either (i) had been directors of the Company on the date 24 months prior to the date of the event that may constitute a Change in Control (the "original directors") or (ii) were elected, or nominated for election, to the Board with the affirmative votes of at least a majority of the aggregate of the original directors who were still in office at the time of the election or nomination and the directors whose election or nomination was previously so approved; or

                  (iv) Any transaction as a result of which any person is the "beneficial owner" (as defined in Rule 13d-3 under the Securities Exchange Act of 1934), directly or indirectly, of securities of the Company representing at least 20% of the total voting power represented by the Company's then outstanding voting securities. For purposes of this subparagraph, the term "person" shall have the same meaning as when used in sections 13(d) and 14(d) of the Securities Exchange Act of 1934 but shall exclude:

                  (A) trustee or other fiduciary holding securities under an employee benefit plan of the Company or a subsidiary of the Company; and

                  (B) corporation owned directly or indirectly by the shareholders of the Company in substantially the same proportions as their ownership of the common stock of the Company.

                  A transaction shall not constitute a Change in Control if its sole purpose is to change the state of the Company's incorporation or to create a holding company that will be owned in substantially the same proportions by the persons who held the Company's securities immediately before such transactions.

                  "Resignation for Good Reason" means the Optionee's resignation due to (i) a material diminution of Optionee's duties without Optionee's consent, (ii) a diminution of Optionee's base salary in effect immediately prior to a Change in Control, or (iii) a requirement that Optionee's commute distance increase by more than fifty (50) miles without Optionee's consent.Notwithstanding the above provisions of this Section 7, if any agreement between the Optionee and the Company provides greater rights to the Optionee than does this Section 7 upon the occurrence of one or more of the events described in this Section 7, the provisions of such other agreement shall govern and shall supersede this Section 7.

8.       PROVISIONS REGARDING STOCK APPRECIATION RIGHTS

                  A stock appreciation right granted under the Plan shall entitle the holder thereof to receive from the Company, upon surrender of the related option, payment of an amount, in cash, shares of common stock or a combination thereof, as determined by the Compensation Committee, equal in value to (A) the excess of the fair market value of a share of common stock on the date the stock appreciation right is exercised over the option price provided for in the related option, multiplied by (B) the number of shares with respect to which the stock appreciation right was exercised. A stock appreciation right shall be exercisable during the period commencing on a date specified by the Compensation Committee and ending on the date on which the related option expires or is earlier canceled or terminated. Notwithstanding the preceding sentence, the Compensation Committee may provide for the grant of a stock appreciation right which may be exercised only within a sixty-day period following certain events specified by the Compensation Committee in the grant of such stock appreciation right. Moreover, the Compensation Committee may provide that such stock appreciation right shall be payable only in cash and that, in addition to payment of the amount otherwise due upon exercise of such stock appreciation right, the holder thereof shall receive (unless such stock appreciation right is in tandem with an incentive stock option), an amount equal to the excess of the highest price paid for a share of common stock in the open market or otherwise over the sixty-day period prior to exercise over the fair market value of a share of common stock on the date the stock appreciation right is exercised.

                  In order to exercise the stock appreciation right or any part thereof, the employee shall give notice in writing to the Company of his or her intention to exercise such right, and in said notice the employee shall set forth the number of shares as to which such employee desires to exercise the stock appreciation right, provided that such right may not be exercised with respect to a number of shares in excess of the number for which the related option could then be exercised. Any limitations on the right to exercise the related option shall also apply to the stock appreciation right.

                  No holder of a stock appreciation right or such holder's legal representatives, legatees or distributees, as the case may be, shall be or have any of the rights and privileges of a shareholder of the Company by reason of such stock appreciation right unless and until the shares are issued to such holder under the terms of the Plan.

9.       NON-TRANSFERABILITY OF OPTION AND STOCK APPRECIATION RIGHT

                  No option or stock appreciation right granted under the Plan to an employee shall be transferred by him or her otherwise than by will or by the laws of descent and distribution, and such option or stock appreciation right shall be exercisable during the employee's lifetime only by him or her.

10.      TERMINATION OF EMPLOYMENT

                  All options granted less than one year before an Optionee's termination of employment shall terminate immediately upon such Optionee's termination of employment. The remaining provisions of this Section 10 shall apply to options granted one year or more before an Optionee's termination of employment.
                  Except as provided below, if an Optionee shall cease to be employed by the Company or one of its subsidiaries, as the case may be, for any reason other than death, disability or retirement pursuant to a retirement plan of the Company or one of its subsidiaries, any option theretofore granted to the Optionee which has not been exercised shall forthwith cease and terminate. The

Compensation Committee may provide in the grant of any option or in an amendment of such grant that in the event of any such termination of employment (except termination for "cause" as defined below), such option shall be exercisable (solely to the extent it was exercisable on the date of the Optionee's termination of employment) within the ninety days after the Optionee's termination, but in no event after the expiration of the term of said option prescribed pursuant to Section 6.

                  The Company or any of its subsidiaries shall have "cause" to terminate the Optionee's employment only on the basis of the Optionee's having been guilty of fraud, misappropriation, embezzlement or any other act or acts of dishonesty constituting a felony and resulting or intended to result directly or indirectly in a substantial gain or personal enrichment to the Optionee at the expense of the Company or any of its subsidiaries. Notwithstanding the foregoing, the Optionee shall not be deemed to have been terminated for cause unless and until there shall have been delivered to the Optionee a copy of a resolution (i) duly adopted by three-quarters (3/4) of the entire membership of the Compensation Committee, or of the Board of Directors of the Company, at a meeting called and held for such purpose after reasonable notice to the Optionee and an opportunity for the Optionee, together with the Optionee's counsel, to be heard before such Committee or Board, as the case may be, and (ii) finding that in the good faith opinion of such Committee or Board, as the case may be, the Optionee was guilty of conduct described in the preceding sentence of this paragraph and specifying the particulars of such conduct in detail. However, an Optionee's right to exercise his outstanding options shall automatically be suspended from the moment the Optionee is notified that the Company has commenced an investigation into whether there are grounds for terminating the Optionee's employment for "cause" until a determination has been made that no such grounds exist.

                  In the case of an Optionee employed by any of the subsidiaries of the Company that were sold during 1997 or 1998 and whose employment with the group consisting of the Company and its subsidiaries ceased as a result of such sale, any option (other than an incentive stock option) theretofore granted to the Optionee which has not been exercised as of the Optionee's termination of employment shall become 100% vested and shall be exercisable within one (1) year after the date of the subsidiary's sale by the Company, but in no event after the expiration of the term of said option prescribed pursuant to Section 6.

                  In the case of any Optionee employed at the Miami, Florida headquarters of the Company at the time of the May 1998 announcement of the reorganization of the Company who terminates employment with the Company because
(i) the Optionee's position is eliminated as a result of the reorganization or
(ii) the Optionee declines employment at the Company's new headquarters in San Jose, California, any option (other than an incentive stock option) theretofore granted to the Optionee which has not been exercised as of the Optionee's termination of employment shall become 100% vested and shall be exercisable within three (3) years following termination of employment, but in no event after the expiration of the term of said option prescribed pursuant to Section 6.

11.      RETIREMENT, DISABILITY OR DEATH

                  All options granted less than one year before an Optionee's retirement, disability, or death shall terminate immediately upon such Optionee's retirement, disability, or death. The remaining provisions of this
Section 11 shall apply to options granted one year or more before an Optionee's retirement, disability, or death.

                  In the event of the retirement of an Optionee pursuant to a retirement plan of the Company or one of its subsidiaries, as the case may be, the options theretofore granted to the Optionee shall be exercisable during such period of time as the Compensation Committee shall specify in the option grant either at the time of grant or by amendment, which period shall not exceed the first to expire of: (i) one (1) year after the date of such retirement with respect to incentive stock options, (ii) three (3) years after the date of such retirement for Optionees whose retirement date is prior to July 1, 1997, (iii) five (5) years after the date of such retirement for Optionees whose retirement date is on or after July 1, 1997, and (iv) the expiration of the term of said option prescribed pursuant to Section 6. Options not exercisable on the date of an Optionee's retirement shall continue to become exercisable during such period in accordance with the schedule specified by the Compensation Committee pursuant to Section 6; provided that no additional options shall become exercisable following an Optionee's death.

                  In the event of the disability or death of an Optionee while in the employ of the Company or one of its subsidiaries, or during the post-employment period referred to in the immediately preceding paragraph, the options theretofore granted to him shall be exercisable during such period of time as the Compensation Committee shall specify in the option grant either at the time of grant or by amendment, which period shall not exceed the first to expire of the following: (i) one (1) year after the date of such disability or death, with respect to incentive stock options, (ii) three (3) years after the date of such disability if the date of such disability is prior to July 1, 1997,
(iii) five (5) years after the date of such disability if the date of such disability is on or after July 1, 1997, (iv) three (3) years after the date of such death, (v) the applicable post-retirement period as set forth in the preceding paragraph, and (vi) the expiration of the term of said option prescribed pursuant to Section 6. Options not exercisable on the date of an Optionee's termination of employment by reason of disability shall continue to become exercisable during such period in accordance with the schedule specified by the Compensation Committee pursuant to Section 6; provided that no additional options shall become exercisable following an Optionee's death.

                  Such option (or the related stock appreciation right) may only be exercised by the personal representative of such decedent or by the person or persons to whom such employee's rights under the option shall pass by such employee's Will or by the laws of Descent and Distribution of the state of such employee's domicile at the time of death, and then only as and to the extent that such employee was entitled to exercise the option on the date of death.

12.      WRITTEN AGREEMENT

                  Within a reasonable time after the date of grant of an option, an option and stock appreciation right, or a stock appreciation right related to a previously granted option, a written agreement in a form approved by the Compensation Committee shall be duly executed and delivered to the Optionee.

13.      ADJUSTMENT BY REASON OF RECAPITALIZATION, STOCK SPLITS,
         STOCK DIVIDENDS, ETC.

                  If, after the effective date of this Plan, there shall be any changes in the common stock structure of the Company by reason of the declaration of stock dividends, recapitalization resulting in stock split-ups, or combinations or exchanges of shares by reason of merger, consolidation, or by any other means, then the number of shares available under the Plan, the shares subject to any outstanding options, and the maximum number of shares with respect to which options may be granted to any person shall be equitably and appropriately adjusted by the Board of Directors of the Company as in its sole and uncontrolled discretion shall seem just and reasonable in the light of all the circumstances pertaining thereto.

14.      RIGHT TO TERMINATE EMPLOYMENT

                  The Plan shall not confer upon any employee any right with respect to being continued in the employ of the Company and its subsidiaries or interfere in any way with the right of the Company and its subsidiaries to terminate his or her employment at any time, nor shall it interfere in any way with the employee's right to terminate his or her employment.

15.      WITHHOLDING AND OTHER TAXES

                  The Company or one of its subsidiaries shall have the right to withhold from salary or otherwise or to cause an Optionee (or the executor or administrator of the Optionee's estate or his legatees or distributees) to make payment of any Federal, State, or other (to the extent permitted by applicable law, rule or regulation) taxes required to be withheld with respect to any exercise of a stock option or a stock appreciation right. An Optionee may elect to have the withholding tax obligation or, if the Compensation Committee so determines, any additional tax obligation with respect to any exercise of a stock option or stock appreciation right satisfied by (a) having the Company or one of its subsidiaries withhold shares otherwise deliverable to the Optionee with respect to such exercise, or (b) delivering shares of common stock to the Company.

16.      AMENDMENT TO THE PLAN

                  The Board of Directors shall have the right to amend, suspend or terminate the Plan at any time; provided, however, that no such action shall affect or in any way impair the rights of the holder of any option or stock appreciation right theretofore granted under the Plan; and provided further, that unless first duly approved by the common shareholders of the Company entitled to vote thereon at a meeting (which may be the annual meeting) duly called and held for such purpose, no amendment or change shall be made in the Plan (a) increasing the total number of shares which may be purchased or transferred upon exercise of options or stock appreciation rights under the Plan by all employees; (b) changing the minimum purchase price hereinbefore specified for the optioned shares; (c) changing the maximum option period; (d) increasing the amount that may be received upon exercise of a stock appreciation right; or
(e) allowing a stock appreciation right to be exercised after the expiration date of the related option.

17.      EFFECTIVE DATE OF THE PLAN

                  The Plan shall be effective as of February 24, 1971.

18.      SAVINGS CLAUSE

                  Each option and stock appreciation right shall be governed by the terms of the Plan as in effect on the date of its grant unless the option or stock appreciation right is expressly amended to include one or more Plan provisions adopted after the date of grant. The Compensation Committee shall have authority to amend outstanding options to include any provisions permitted by the Plan as in effect at the time of such amendment.

                               STOCK OPTION GRANT
                            UNDER KNIGHT-RIDDER, INC.
                           EMPLOYEE STOCK OPTION PLAN

                                  -------------


                  THIS STOCK OPTION GRANT dated ____________ __, ____ is made by KNIGHT-RIDDER, INC., hereinafter called the "Company," to ______________, hereinafter called the "Optionee."

                  WITNESSETH, THAT:

                  WHEREAS, the Company, by action of its shareholders, adopted and approved an Employee Stock Option Plan, effective February 24, 1971 and subsequently amended by the shareholders or the Board of Directors or the Executive Committee of the Board from time to time (the "Plan").

                  WHEREAS, the purpose of the Plan is to enable the Company and its subsidiaries to attract and retain key employees.

                  NOW THEREFORE, the Company hereby grants a non-qualified option under the Plan to the Optionee on the following terms and conditions:

1.       AMOUNT OF STOCK SUBJECT TO OPTION:

                  The Company hereby grants to the Optionee the right to purchase _______ shares of authorized and unissued Common Stock of the Company or shares reacquired by the Company and held in Treasury, which stock is to be issued by the Company upon the exercise of this option as hereinafter set forth. This option shall NOT be an incentive stock option as defined in Section 422 of the Internal Revenue Code.

2.       PURCHASE PRICE/TAXES:

                  The purchase price per share for this option shall be ________________ ($________), one hundred percent (100%) of the fair market value (as defined in the Plan) of the Common Stock at the time the option is granted.

                  Upon or before the exercise of this option or any part thereof, the Optionee will also be required to pay to the Company or make arrangements satisfactory to the Company for the payment of the appropriate amount of federal, state, local and foreign taxes required to be withheld in connection with the exercise before the purchased shares will be issued. The Optionee shall have the right to satisfy applicable withholding obligations by having the Company withhold shares otherwise deliverable to the Optionee upon exercise of the option.

3.       PERIOD OF OPTION AND EXERCISE THEREOF:

                  (a) Subject to paragraph 5 below, one-third of the shares subject to this option (rounded up to the nearest whole share) may be purchased at any time following the first anniversary of the date of this grant, an additional one-third of the shares subject to this option (rounded up to the nearest whole share) may be purchased at any time following the second anniversary of the date of this grant, and the remaining shares subject to this option may be purchased at any time following the third anniversary of the date of this grant; provided, however, that in no event may any part of this option be exercised following the ___ day of __________________, 200__.

                  (b) In order to exercise this option or any part thereof, the Optionee shall give notice in writing to the Company of the Optionee's intention to purchase all or part of the shares subject to this option, and in said notice the Optionee shall set forth the number of shares as to which he or she desires to exercise the option, and he or she shall pay for such shares in full at the time of the exercise of such option. Such payment may be made in cash, through the delivery to the Company of shares of common stock of the Company which the Optionee has owned for at least six months with a value equal to the total option price, or through a combination of cash and such shares, and any shares so delivered shall be valued at their fair market value on the date on which the option is exercised.

                  Payment of the purchase price may also be made through the delivery to the Company of the sale proceeds of all or part of the shares of common stock of the Company that are the subject of this option; provided that the Optionee instructs the Company's designated broker (the "Designated Broker") to effect on the date such instruction is given to the Designated Broker (which shall be deemed to be the date of exercise) or as early as practicable thereafter the sale of such number of such shares "at the market" in a broker's transaction (within the meaning of Section 4(4) of the Securities Act of 1933, as amended), the proceeds of which shall be at least equal to the purchase price of this option plus the amount of taxes required to be withheld plus transaction costs. In accordance with these instructions, the Designated Broker shall sell such shares, deliver to the Company the portion of the proceeds of such sale which equals the purchase price of this option plus the amount of taxes required to be withheld and remit the remaining sale proceeds (net of transaction costs), to the Optionee.

                  The notice of exercise must be delivered or, if mailed, postmarked on or before the date on which the right to exercise this option expires. No shares shall be issued to the Optionee until final payment for said shares has been made, and the Optionee shall have none of the rights of a shareholder until said shares are issued to the Optionee.

4.       NON-TRANSFERABILITY OF OPTION:

                  This option is not transferable otherwise than by Will or by the laws of descent and distribution, and this option shall be exercisable during the Optionee's lifetime only by the Optionee.

5.       TERMINATION OF EMPLOYMENT, RETIREMENT OR DEATH OF OPTIONEE:

                  If the Optionee shall cease to be employed by the Company or one of its subsidiaries, as the case may be, for any reason other than (1) death, disability, or retirement pursuant to a retirement plan of the Company or one of its subsidiaries, or (2) the termination of the Optionee's employment for "cause" (as defined below) by the Company or one of its subsidiaries, this option, if not theretofore exercised, shall be exercisable only within three months after such termination, but in no event after the expiration of the term of this option set forth in paragraph 3 above. Notwithstanding the preceding sentence or any other provision of this option grant, if the Optionee's termination of employment for any reason (including death, disability or retirement) occurs within one year of the date of grant of this option, the option shall terminate immediately upon the Optionee's termination of employment. In each case where the option may be exercised for a period following the Optionee's termination of employment other than termination by reason of the Optionee's retirement or disability, the option may be exercised during such period solely to the extent it could have been exercised on the date of the Optionee's termination of employment.

                  In the event that the Optionee's termination of employment is for "cause", this option shall forthwith cease and terminate. The Company or any of its subsidiaries shall have cause to terminate the Optionee's employment only on the basis of the Optionee's having been guilty of fraud, misappropriation, embezzlement or any other act or acts of dishonesty constituting a felony and resulting or intended to result directly or indirectly in a substantial gain or personal enrichment to the Optionee at the expense of the Company or any of its subsidiaries.

                  Notwithstanding the foregoing, the Optionee shall not be deemed to have been terminated for cause unless and until there shall have been delivered to the Optionee a copy of a resolution (i) duly adopted by three quarters (3/4) of the entire membership of the Compensation Committee of the Board of Directors, or of the Board of Directors of the Company, at a meeting called and held for such purpose after reasonable notice to the Optionee and an opportunity for the Optionee, together with the Optionee's counsel, to be heard before such Committee or the Board of Directors of the Company, as the case may be, and (ii) finding that in the good faith opinion of such Committee or the Board of Directors of the Company, as the case may be, the Optionee was guilty of conduct described in the preceding sentence and specifying the particulars of such conduct in detail. However, the Optionee's right to exercise this option shall be automatically suspended from the moment the Optionee is notified that the Company has commenced an investigation into whether there are grounds for terminating the Optionee's employment for "cause" until a determination has been made that no such grounds exist.

                  In the event of the retirement of the Optionee pursuant to a retirement plan of the Company or one of its subsidiaries, as the case may be, this option shall be exercisable for five (5) years after the date of such retirement, but in no event after the expiration of the term of this option set forth in paragraph 3 above. Options not exercisable on the date of the Optionee's retirement shall continue to become exercisable during such period in accordance with the schedule set forth in paragraph 3(a), but no additional options shall become exercisable following the Optionee's death.

                  In the event of the disability or death of the Optionee while in the employ of the Company or one of its subsidiaries or during any post-employment period during which this option is otherwise exercisable under the Plan and this grant, this option shall be exercisable at any time prior to the expiration of the earliest of (i) five (5) years after the date of such disability, (ii) three (3) years after the date of such death, (iii) five (5) years after the date of the Optionee's retirement, and (iv) the end of the otherwise applicable post-employment exercise period, but in no event after the expiration of the term of this option set forth in paragraph 3 above. Options not exercisable on the date of the Optionee's termination of employment by reason of disability shall continue to become exercisable during such period in accordance with the schedule set forth in paragraph 3(a), but no additional options shall become exercisable following the Optionee's death.

                  In the event of the Optionee's death, this option may only be exercised by the personal representative of the Optionee, or by the person or persons to whom the rights under this option have passed by the Optionee's Will or by the laws of descent and distribution of the state in which the Optionee was domiciled at the time of the Optionee's death, and then this option may only be exercised to the extent that the Optionee was entitled to exercise the same at the time of the Optionee's death.

6.       CHANGE IN CAPITAL:

                  If prior to the expiration of this option, there shall be any changes in the Common Stock structure of the Company by reason of the declaration of stock dividends, recapitalization resulting in stock split-ups or combinations or exchanges of shares by reason of merger, consolidation, or by any other means, then the number of shares subject to this option and the purchase price per share shall be equitably and appropriately adjusted by the Board of Directors of the Company as in its sole and uncontrolled discretion shall seem just and reasonable in the light of all the circumstances pertaining thereto.

7.       THE RIGHT TO TERMINATE EMPLOYMENT:

                  This option shall not confer upon the Optionee any right with respect to being continued in the employ of the Company and its subsidiaries or interfere in any way with the right of the Company and its subsidiaries to terminate the Optionee's employment at any time, nor shall it interfere in any way with the right of the Optionee to terminate the Optionee's employment.

8.       REGISTRATION AND OTHER REQUIREMENTS:

                  This option is subject to the requirement and condition that if the Board of Directors of the Company shall determine that the listing, registration or qualification upon any securities exchange or under any state or federal law, or the approval or consent of any governmental body, or the Optionee's satisfaction of applicable tax withholding obligations or agreement with respect to the disposition of the shares purchased hereunder is necessary or desirable as a condition to the issuance or purchase of any shares subject to this option, then this option may not be exercised in whole or in part unless or until such listing, registration, qualification, approval, consent, satisfaction, or agreement has been obtained, free of any conditions which are not acceptable to the Board of Directors of the Company, and the sale and delivery of stock hereunder is also subject to the above requirements and conditions.

9.       INTERPRETATION OF STOCK OPTION GRANT:

                  The interpretation and decision with regard to all questions arising under the Plan or this stock option grant shall be made by the Compensation Committee of the Company's Board of Directors and, unless overruled or modified by the Board of Directors, shall be final and conclusive on the Optionee and the persons to whom the Optionee's rights under this option pass upon his or her death.


/s/ POLK LAFFOON                            /s/ P. ANTHONY RIDDER
--------------------------------            ------------------------------------
Polk Laffoon                                P. Anthony Ridder
Vice President & Secretary                  Chairman and Chief Executive Officer
KNIGHT-RIDDER, INC.                         KNIGHT-RIDDER, INC.



[October 24, 2000]